Exhibit 32.1*

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officer of NeoPharm, Inc., a Delaware corporation (the “Company”), does hereby certify with respect to the Annual Report of the Company on Form 10-K/A for the year ended December 31, 2004 as filed with the Securities and Exchange Commission (the “10-K/A Report”) that:

(1)   the 10-K/A Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)   the information contained in the 10-K/A Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RONALD G. EIDELL
Ronald G. Eidell,
Dated: April 29, 2005	Chief Executive Officer

* This certification shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.